Dear Shareholder:

The Victory Variable Insurance Funds Prospectus for the Diversified Stock Fund is being revised to reflect changes in the Funds’ administration and accounting agreements. This information is important and is part of your Prospectus.

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The Victory Variable Insurance Funds

Diversified Stock Fund

Supplement dated August 22, 2006

To the Prospectus dated April 13, 2006

1.             The following modifies the disclosure of voluntary waiver expense limitation arrangements discussed in the second footnote of page 4 under the heading “Risk/Return Summary,” sub-heading “Fund Expenses”:

The Adviser, BISYS Fund Services Ohio, Inc., the Fund’s sub-administrator (BISYS), or any of the Fund’s other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund’s total operating expenses.

2.             On page 16, under the heading “Organization and Management of the Funds,” replace the sub-heading “The Investment Adviser and Co-Administrator” with “The Investment Adviser.”

3.             On page 16, under the heading “Organization and Management of the Funds,” replace the fourth paragraph under “The Investment Adviser and Co-Administrator” with the following:

Fund Administrator and Accountant

Under an Administration and Fund Accounting Agreement entered into between (i) the Victory Portfolios and the Victory Variable Insurance Funds (each, a “Trust” and, together, the “Trusts”) and (ii) Victory Capital Management Inc. (“VCM” or the “Adviser”), the Trusts will pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts from in excess of $8 billion to $10 billion; plus 0.075% of the aggregate net assets of the Trusts in excess of $10 billion to $12 billion; plus 0.065% of the aggregate net assets of the Trusts in excess of $12 billion, for providing certain administrative services to the Funds.

BISYS Fund Services Ohio, Inc. (“BISYS”) will act as sub-administrator and sub-fund accountant under the Sub-Administration Agreement between VCM and BISYS.

The Trust shall also reimburse VCM and BISYS for all of their reasonable out-of-pocket expenses incurred in acting as administrator and sub-administrator, respectively.

4.             On page 19, under the heading “Additional Information,” sub-heading “Other Service Providers,” replace the second paragraph on that page with the following:

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent, sub-accountant and dividend disbursing agent for the Funds.